UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

October 12, 2016

(Date of Report)

October 10, 2016

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100; Raleigh, NC 27609

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

    (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

          On October 3, 2016, AmericaTowne, Inc., a Delaware corporation (the “Company”) entered into the following purchase agreements subject to certain closing contingencies: (a) Stock Purchase Agreement between the Company, as “Buyer,” Carson Holdings, LLC, a Utah limited liability company, as “Seller,” and EXA, Inc., a Florida corporation on the OTC:Pinks (EXAI), as the “Company,” and (b) Stock Purchase Agreement between the Company, as “Buyer,” Joseph C. Passalaqua, as “Seller”, and EXA, Inc., as the “Company” (collectively, the “Stock Purchase Agreements” ). The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. Once the Stock Purchase Agreements close, the Company will be the controlling and majority shareholder in EXA, Inc. The Stock Purchase Agreements were not definitive during the due diligence period therein.

On October 10, 2016, the Stock Purchase Agreements closed following the delivery from the escrow agent to the Company the medallion guaranteed certificates representing the 65,000,000 shares of common stock purchased by the Company under the Stock Purchase Agreements. This issuance resulted in the Company owning 65,000,000 of the 99,175,486 issued and outstanding, or 65.5% of issued and outstanding. The shares under the Stock Purchase Agreement were purchased for $175,000, and the source of funds was working capital from the Company. The Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. The Company intends on using this acquisition to facilitate its performance under the July 11, 2016 Master Joint Venture and Operational Agreement with Nationwide Microfinance Limited, a Ghanian corporation, as disclosed in the Company’s July 14, 2016 Form 8-K (see exhibit table below).

There is no material relationship between the Company and any of the parties under the Stock Purchase Agreements. The material terms are set forth herein; however, the reader is directed to the actual agreements attached hereto, and all related exhibits for a more comprehensive analysis of the Stock Purchase Agreements. The Company intends on amending this Form 8-K to include the required financial statements and exhibits by the time proscribed by Rule 3-05 of Regulation S-X.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d) Exhibits

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date

10.1	Stock Purchase Agreement (Carson Holdings, LLC)	X
10.2	Stock Purchase Agreement (Passalaqua)	X
10.3	Master Joint Venture and Operational Agreement (Nationwide Microfinance Limited)		8-K		10.2	7/14/2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC.

By: /s/ Alton Perkins

Alton Perkins

Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary

 Dated: October 12, 2016

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